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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)         SEPTEMBER 16, 2002



                                U.S. VISION, INC.
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                         0-23397                                 22-3032948
(State or other jurisdiction of     (Commission File Number)      (I.R.S. Employer Identification No.)
 incorporation or organization)


1 HARMON DRIVE, GLEN OAKS INDUSTRIAL PARK, GLENDORA, NEW JERSEY        08029
(Address of principal executive offices)                             (Zip Code)



                                 (856) 228-1000
              (Registrant's Telephone Number, Including Area Code)


          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 9.  REGULATION FD DISCLOSURE.

On September 16, 2002, in connection with the filing by U.S. Vision of its Quarterly Report on Form 10-Q for the period ending July 31, 2002 (the "Report"), U.S. Vision delivered to the Securities and Exchange Commission as attachments to its transmittal letter relating to the Report, certifications by William A. Schwartz, Jr., Chief Executive Officer, and Carmen J. Nepa III, Chief Financial Officer, pursuant to 18 U.S. C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of the certifications is as follows:

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C.
1350)

         In connection with the Quarterly Report of U.S. Vision, Inc. (the "Company") on Form 10-Q for the period ending July 31, 2002, as filed with the Securities and exchange Commission on the date hereof (the "Report"), I, William
A. Schwartz, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ William A. Schwartz, Jr.

                                            William A. Schwartz, Jr.
                                            Chief Executive Officer
                                            September 16, 2002

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S. C.
1350)

         In connection with the Quarterly Report of U.S. Vision, Inc. (the "Company") on Form 10-Q for the period ending July 31, 2002, as filed with the Securities and exchange Commission on the date hereof (the "Report"), I, Carmen
J. Nepa III, Chief Financial Officer of the Company, certify, pursuant to 18 U.S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                            /s/ Carmen J. Nepa III

                                            Carmen J. Nepa III
                                            Chief Financial Officer
                                            September 16, 2002


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, U.S. Vision, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 16, 2002     U.S. VISION, INC.


                             By: /s/ Carmen J. Nepa III
                                -----------------------
                                     Carmen J. Nepa III, Chief Financial Officer